Exhibit 99.2
CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2007
(unaudited)
Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2007
(unaudited)
TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets	7
Consolidated Net Operating Income	8
Funds From Operations (“FFO”) and Other Financial Information	9
Consolidated Statements of Cash Flows	10
Same Property Analysis	11
Leasing Activity and Occupancy Statistics	12
Tenant and State Concentration	13
Lease Expirations	14
Properties:
Description	15-20
Carrying Values, Percent Occupied and Base Rent Per Leased Sq. Ft	21-23
Debt Summary	24-26
Consolidated Joint Venture Properties	27-29

CEDAR SHOPPING CENTERS, INC.
Supplemental Financial Information
December 31, 2007
(unaudited)
Disclosures
Forward Looking Statements
     Statements made or incorporated by reference in this Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import which express the Company’s beliefs, expectations or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, expectations, or intentions, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such differences include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of the Company’s tenants; the continuing availability of suitable acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital (including the availability of construction financing) in the public and private markets; the availability of suitable joint venture partners; changes in interest rates; returns from development, redevelopment and acquisition activities may not be at expected levels or at expected times; risks inherent in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, changes in governmental regulations relating thereto, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to repay or refinance debt obligations when due.
Basis of Presentation
     The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2007.
     Cedar Shopping Centers Partnership, L.P. (the “Operating Partnership” or “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. At December 31, 2007, the Company owned a 95.6% economic interest in, and is the sole general partner of, the Operating Partnership. The limited partners’ interest in the Operating Partnership is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its thirteen consolidated operating joint ventures, the Company has general partnership interests ranging from 20% to 30% and, as the Company is the sole general partner and exercises substantial operating control over these entities, the Company has determined, pursuant to EITF 04-05, that such partnerships should be included in the consolidated financial statements. In addition, the Company has a 49% interest in an unconsolidated joint venture which owns a single-tenant office property.

     In May 2007, the Company decided to dispose of Stadium Plaza, located in East Lansing, Michigan. For all periods presented, the carrying value of the property’s assets (principally the net book value of the real estate) has been classified as “held for sale” on the Company’s consolidated balance sheets, and the property’s results of operations have been classified as “discontinued operations” in the consolidated statements of income.
Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure
     Funds From Operations (“FFO”) is a widely-recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITs. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because the Company considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Among other things, the Company uses FFO or an adjusted FFO-based measure (1) as one of several criteria to determine performance-based bonuses for members of senior management, (2) in performance comparisons with other shopping center REITs, and (3) to measure compliance with certain financial covenants under the terms of the Loan Agreement relating to the Company’s secured revolving credit facility. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus real estate-related depreciation and amortization, and after adjustments for partnerships and joint ventures (which are computed to reflect FFO on the same basis). FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income applicable to common shareholders or to cash flow from operating activities. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable Preferred Stock shares outstanding	3,550,000	3,550,000	3,550,000	3,550,000	3,550,000
Closing market price	$23.50	$25.26	$26.14	$26.24	$26.63

Common shares outstanding	44,237,907	44,230,766	44,230,866	44,188,181	43,772,802
OP Units outstanding	2,032,881	1,981,778	1,981,778	1,985,299	1,984,064
Closing market price	$10.23	$13.62	$14.35	$16.20	$15.91

Equity market capitalization	$556,775,000	$719,088,000	$755,948,000	$841,162,000	$822,528,000
Pro rata share of outstanding debt	746,024,000	803,990,000	680,722,000	570,037,000	547,873,000

Total market capitalization	$1,302,799,000	$1,523,078,000	$1,436,670,000	$1,411,199,000	$1,370,401,000

Ratio of pro rata share of outstanding debt to total market capitalization	57.3%	52.8%	47.4%	40.4%	40.0%

	Three months ended
	Dec 31, 2007	Sep 30, 2007	Jun 30, 2007	Mar 31, 2007	Dec 31, 2006

Total revenues	$43,046,000	$37,477,000	$36,581,000	$35,818,000	$33,851,000
Net income applicable to common shareholders	$3,591,000	$3,925,000	$2,921,000	$3,655,000	$2,539,000
Per common share (basic)	$0.08	$0.09	$0.07	$0.08	$0.07
Per common share (diluted)	$0.08	$0.09	$0.07	$0.08	$0.07
Dividends to common shareholders	$9,952,000	$9,952,000	$9,942,000	$9,929,000	$8,013,000
Per common share	$0.225	$0.225	$0.225	$0.225	$0.225
FFO	$15,569,000	$14,150,000	$12,841,000	$13,630,000	$11,723,000
Per common share/OP unit (basic)	$0.34	$0.31	$0.28	$0.30	$0.30
Per common share/OP unit (diluted)	$0.34	$0.31	$0.28	$0.30	$0.30

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,234,000	44,231,000	44,194,000	44,112,000	36,723,000
Additional shares for conversion of OP Units (basic)	1,989,000	1,982,000	1,984,000	1,985,000	1,924,000

Shares used in determination of FFO per share (basic)	46,223,000	46,213,000	46,178,000	46,097,000	38,647,000

Shares used in determination of diluted earnings per share	44,236,000	44,234,000	44,198,000	44,120,000	36,729,000
Additional shares for conversion of OP Units (diluted)	1,989,000	1,981,000	1,997,000	1,999,000	1,940,000

Shares used in determination of FFO per share (diluted)	46,225,000	46,215,000	46,195,000	46,119,000	38,669,000

CEDAR SHOPPING CENTERS, INC.
Summary Financial Data (Continued)

	Year ended Dec 31,
	2007	2006

Total revenues	$152,922,000	$125,020,000
Net income applicable to common shareholders	$14,092,000	$7,458,000
Per common share (basic)	$0.32	$0.23
Per common share (diluted)	$0.32	$0.23
Dividends to common shareholders	$39,775,000	$29,333,000
Per common share	$0.900	$0.900
FFO	$56,190,000	$41,954,000
Per common share/OP unit (basic)	$1.22	$1.21
Per common share/OP unit (diluted)	$1.22	$1.21

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,193,000	32,926,000
Additional shares for conversion of OP Units (basic)	1,985,000	1,737,000

Shares used in determination of FFO per share (basic)	46,178,000	34,663,000

Shares used in determination of diluted earnings per share	44,197,000	33,055,000
Additional shares for conversion of OP Units (diluted)	1,990,000	1,747,000

Shares used in determination of FFO per share (diluted)	46,187,000	34,802,000

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Real estate, net	$1,482,426,000	$1,398,959,000	$1,287,710,000	$1,190,136,000	$1,165,944,000
Property held for sale	12,135,000	11,805,000	11,838,000	11,892,000	11,493,000
Investment in unconsolidated joint venture	3,757,000	3,718,000	3,700,000	3,676,000	3,644,000
Other assets	96,666,000	88,155,000	76,487,000	72,063,000	70,638,000

Total assets	$1,594,984,000	$1,502,637,000	$1,379,735,000	$1,277,767,000	$1,251,719,000

Total debt	$851,514,000	$823,935,000	$700,752,000	$590,151,000	$568,073,000
Other liabilities	97,225,000	78,807,000	73,122,000	76,487,000	70,595,000
Minority interests in consolidated joint ventures	62,402,000	10,321,000	10,363,000	9,228,000	9,132,000
Limited partners’ interest in consolidated OP	25,689,000	25,352,000	25,606,000	25,880,000	25,969,000
Shareholders’ equity	558,154,000	564,222,000	569,892,000	576,021,000	577,950,000

Total liabilities and equity	$1,594,984,000	$1,502,637,000	$1,379,735,000	$1,277,767,000	$1,251,719,000

Fixed-rate mortgages	$656,320,000	$632,268,000	$556,964,000	$492,763,000	$494,764,000
Variable-rate mortgages	4,754,000	4,777,000	4,798,000	4,818,000	4,839,000

Total mortgages	661,074,000	637,045,000	561,762,000	497,581,000	499,603,000
Secured revolving credit facility	190,440,000	186,890,000	138,990,000	92,570,000	68,470,000

Total debt	$851,514,000	$823,935,000	$700,752,000	$590,151,000	$568,073,000

Pro rata share of total debt	$746,024,000	$803,990,000	$680,722,000	$570,037,000	$547,873,000

Weighted average interest rates:
Fixed-rate mortgages	5.7%	5.7%	5.7%	5.7%	5.7%
Variable-rate mortgages	7.7%	7.9%	8.1%	8.1%	8.1%
Total mortgages	5.7%	5.8%	5.7%	5.7%	5.7%
Secured variable-rate revolving credit facility	6.2%	6.7%	6.4%	6.4%	6.6%
Total debt	5.8%	6.0%	5.8%	5.8%	5.8%

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Assets:
Real estate:
Land	$313,156,000	$296,372,000	$271,915,000	$252,199,000	$248,108,000
Buildings and improvements	1,272,405,000	1,194,368,000	1,098,290,000	1,011,347,000	982,294,000

	1,585,561,000	1,490,740,000	1,370,205,000	1,263,546,000	1,230,402,000
Less accumulated depreciation	(103,135,000)	(91,781,000)	(82,495,000)	(73,410,000)	(64,458,000)

Real estate, net	1,482,426,000	1,398,959,000	1,287,710,000	1,190,136,000	1,165,944,000

Property and related assets held for sale, net of accumulated depreciation	12,135,000	11,805,000	11,838,000	11,892,000	11,493,000
Investments in unconsolidated joint ventures	3,757,000	3,718,000	3,700,000	3,676,000	3,644,000

Cash and cash equivalents	20,307,000	21,148,000	18,258,000	14,774,000	17,885,000
Restricted cash	14,857,000	12,248,000	11,757,000	10,887,000	10,909,000
Cash at consolidated joint ventures	2,982,000	558,000	511,000	573,000	598,000
Receivables:
Rents and other, net	7,640,000	5,086,000	4,640,000	5,709,000	4,187,000
Straight-line rents	11,242,000	10,492,000	9,632,000	8,815,000	7,870,000
Other assets	9,778,000	10,749,000	5,878,000	7,604,000	6,921,000
Deferred charges, net:
Leasing costs	19,218,000	16,867,000	16,044,000	14,814,000	14,877,000
Financing costs	7,941,000	6,837,000	6,263,000	5,785,000	5,939,000
Other	2,701,000	4,170,000	3,504,000	3,102,000	1,452,000

Total assets	$1,594,984,000	$1,502,637,000	$1,379,735,000	$1,277,767,000	$1,251,719,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$661,074,000	$637,045,000	$561,762,000	$497,581,000	$499,603,000
Secured revolving credit facility	190,440,000	186,890,000	138,990,000	92,570,000	68,470,000
Accounts payable and accrued expenses	17,036,000	14,296,000	11,894,000	13,705,000	11,321,000
Tenant prepayments and security deposits	9,032,000	8,459,000	5,439,000	6,275,000	6,114,000
Unamortized intangible lease liabilities	71,157,000	56,052,000	55,789,000	56,507,000	53,160,000

Total liabilities	948,739,000	902,742,000	773,874,000	666,638,000	638,668,000

Minority interests in consolidated joint ventures	62,402,000	10,321,000	10,363,000	9,228,000	9,132,000
Limited partners’ interest in consolidated OP	25,689,000	25,352,000	25,606,000	25,880,000	25,969,000

Shareholders’ equity	558,154,000	564,222,000	569,892,000	576,021,000	577,950,000

Total liabilities and equity	$1,594,984,000	$1,502,637,000	$1,379,735,000	$1,277,767,000	$1,251,719,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Net Operating Income

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Revenues:
Rents:
Base rents	$28,869,000	$26,609,000	$26,072,000	$24,257,000	$23,702,000
Percentage rents	885,000	492,000	327,000	483,000	870,000
Straight-line rents	750,000	860,000	817,000	945,000	809,000
Amortization of intangible lease liabilities	3,268,000	2,526,000	2,509,000	2,589,000	2,585,000

	33,772,000	30,487,000	29,725,000	28,274,000	27,966,000
Expense recoveries	8,067,000	6,875,000	6,755,000	7,192,000	5,791,000
Other	1,207,000	115,000	101,000	352,000	94,000

	43,046,000	37,477,000	36,581,000	35,818,000	33,851,000

Expenses:
Operating, maintenance and management	6,547,000	5,660,000	5,658,000	6,999,000	5,593,000
Real estate and other property- related taxes	4,842,000	3,869,000	3,552,000	3,507,000	3,339,000

	11,389,000	9,529,000	9,210,000	10,506,000	8,932,000

Net operating income	31,657,000	27,948,000	27,371,000	25,312,000	24,919,000

Other income (expense):
General and administrative	(1,976,000)	(1,847,000)	(3,220,000)	(1,998,000)	(1,866,000)
Depreciation and amortization	(12,354,000)	(10,065,000)	(9,821,000)	(9,810,000)	(9,144,000)
Interest expense	(12,608,000)	(10,819,000)	(10,170,000)	(8,448,000)	(10,173,000)
Amortization of deferred financing costs	(81,000)	(423,000)	(377,000)	(352,000)	(445,000)
Capitalization of interest expense and financing costs	683,000	1,201,000	985,000	880,000	1,051,000
Interest income	208,000	82,000	223,000	275,000	249,000
Unconsolidated joint ventures:
Equity in income (loss)	171,000	150,000	157,000	156,000	110,000
Minority interests in consolidated joint ventures	(387,000)	(333,000)	(300,000)	(395,000)	(259,000)
Limited partners’ interest in consolidated OP	(143,000)	(169,000)	(125,000)	(156,000)	(121,000)
Discontinued operations	391,000	169,000	182,000	145,000	188,000

Net income	5,561,000	5,894,000	4,905,000	5,609,000	4,509,000

Preferred distribution requirements	(1,970,000)	(1,969,000)	(1,984,000)	(1,954,000)	(1,970,000)

Net income applicable to common shareholders	$3,591,000	$3,925,000	$2,921,000	$3,655,000	$2,539,000

Net operating income/Revenues	74%	75%	75%	71%	74%
Expense recovery percentage (a)	71%	72%	73%	68%	65%
Adjusted expense recovery percentage (a)	72%	73%	75%	71%	68%

(a)	The expense recovery percentage is computed by dividing expense recoveries by the sum of operating, maintenance, management and real estate and other property-related tax expenses. The adjusted expense recovery percentage eliminates the impact of the net provision for doubtful accounts (a non-recoverable expense included in operating, maintenance and management) in the amounts of $230,000, $60,000, $234,000, $338,000 and $362,000, respectively.

CEDAR SHOPPING CENTERS, INC.
Funds From Operations (“FFO”) And Other Financial Information

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Net income applicable to common shareholders	$3,591,000	$3,925,000	$2,921,000	$3,655,000	$2,539,000
Add (deduct):
Real estate depreciation and amortization	12,173,000	10,078,000	9,837,000	9,830,000	9,178,000
Limited partners’ interest	159,000	179,000	132,000	163,000	131,000
Minority interests in consolidated joint ventures	387,000	333,000	300,000	395,000	259,000
Minority interests’ share of FFO applicable to consolidated joint ventures	(774,000)	(448,000)	(426,000)	(491,000)	(396,000)
Equity in (income) loss of unconsolidated joint ventures	(171,000)	(150,000)	(157,000)	(156,000)	(110,000)
FFO from unconsolidated joint ventures	204,000	233,000	234,000	234,000	122,000

Funds From Operations	$15,569,000	$14,150,000	$12,841,000	$13,630,000	$11,723,000

FFO per common share, assuming OP Unit conversion:
Basic	$0.34	$0.31	$0.28	$0.30	$0.30

Diluted	$0.34	$0.31	$0.28	$0.30	$0.30

Weighted average number of common shares outstanding:
Shares used in determination of basic earnings per share	44,234,000	44,231,000	44,194,000	44,112,000	36,723,000
Additional shares assuming conversion of OP Units (basic)	1,989,000	1,982,000	1,984,000	1,985,000	1,924,000

Shares used in determination of FFO per share (basic)	46,223,000	46,213,000	46,178,000	46,097,000	38,647,000

Shares used in determination of diluted earnings per share	44,236,000	44,234,000	44,198,000	44,120,000	36,729,000
Additional shares assuming conversion of OP Units (diluted)	1,989,000	1,981,000	1,997,000	1,999,000	1,940,000

Shares used in determination of FFO per share (diluted)	46,225,000	46,215,000	46,195,000	46,119,000	38,669,000

Other Financial Information (Pro Rata Share):
Capital expenditures, tenant improvements, and leasing commissions:
First generation (a)	$3,296,000	$4,991,000	$7,438,000	$6,749,000	$6,272,000

Second generation (b)	$1,536,000	$1,306,000	$589,000	$1,566,000	$2,867,000

Capitalized interest	$1,343,000	$1,201,000	$985,000	$880,000	$1,051,000

Scheduled debt amortization payments:
Stated contract amounts	$1,785,000	$1,759,000	$1,710,000	$1,637,000	$1,475,000

Carrying value amounts	$2,050,000	$2,113,000	$2,033,000	$1,941,000	$1,784,000

Straight-line rents	$682,000	$845,000	$797,000	$925,000	$787,000

Amortization of intangible lease liabilities	$3,229,000	$2,508,000	$2,491,000	$2,571,000	$2,569,000

Non-real estate amortization	$526,000	$478,000	$432,000	$398,000	$484,000

Stock-based compensation charged to operations	$(150,000)	$302,000	$714,000	$440,000	$282,000

	As of
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Land held for development and other real estate out of service (at cost) (c)	$68,093,000	$66,955,000	$60,615,000	$57,810,000	$61,822,000

(a)	First generation refers to expenditures related to development/redevelopment and expansion properties.

(b)	Second generation refers to expenditures related to stabilized properties.

(c)	Real estate out of service includes land under development, land held for future development, and the applicable portions of development/redevelopment and expansion properties.

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Cash Flows

	Three months ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2007	2007	2007	2007	2006
Cash flow from operating activities:
Net income	$5,561,000	$5,894,000	$4,905,000	$5,609,000	$4,509,000
Adjustments to reconcile net income to net cash provided by operating activities:
Non-cash provisions:
Earnings in excess of distributions of consolidated joint venture minority interests	121,000	68,000	34,000	129,000	(8,000)
Equity in income of unconsolidated joint ventures	(171,000)	(150,000)	(157,000)	(156,000)	(110,000)
Distributions from unconsolidated joint venture	132,000	132,000	133,000	132,000	44,000
Limited partners’ interest	161,000	177,000	132,000	163,000	131,000
Straight-line rents receivable	(765,000)	(880,000)	(839,000)	(967,000)	(833,000)
Depreciation and amortization	12,239,000	10,140,000	9,898,000	9,883,000	9,224,000
Amortization of intangible lease liabilities	(3,268,000)	(2,526,000)	(2,509,000)	(2,589,000)	(2,585,000)
Amortization relating to stock-based compensation	(150,000)	302,000	714,000	440,000	282,000
Amortization of deferred financing costs	81,000	423,000	377,000	352,000	445,000
Increases/decreases in operating assets and liabilities:
Cash at consolidated joint ventures	(976,000)	(47,000)	62,000	25,000	(132,000)
Rents and other receivables, net	(1,649,000)	(446,000)	1,069,000	(1,522,000)	1,084,000
Other	1,078,000	(5,320,000)	686,000	(709,000)	1,616,000
Accounts payable and accrued expenses	2,279,000	4,164,000	290,000	(685,000)	12,000

Net cash provided by operating activities	14,673,000	11,931,000	14,795,000	10,105,000	13,679,000

Cash flow from investing activities:
Expenditures for real estate and improvements	(53,483,000)	(41,368,000)	(65,704,000)	(26,942,000)	(36,253,000)
Investment in unconsolidated joint ventures	—	—	—	(8,000)	(1,949,000)
Construction escrows and other	(3,894,000)	(559,000)	(537,000)	63,000	720,000

Net cash (used in) investing activities	(57,377,000)	(41,927,000)	(66,241,000)	(26,887,000)	(37,482,000)

Cash flow from financing activities:
Net advances (repayments) from line of credit	3,550,000	47,900,000	46,420,000	24,100,000	(146,660,000)
Proceeds from sales of common stock	—	—	(222,000)	4,132,000	133,875,000
Proceeds from mortgage financings	8,800,000	2,693,000	23,000,000	—	92,536,000
Mortgage repayments	(7,709,000)	(4,343,000)	(2,103,000)	(2,022,000)	(42,295,000)
Contributions from minority interest partners, net of joint venture cash at date of formation	50,733,000	—	1,048,000	—	—
Distributions in excess of earnings from consolidated joint venture minority interests	—	—	—	—	—
Distributions to limited partners	(452,000)	(446,000)	(447,000)	(443,000)	(414,000)
Preferred distribution requirements	(1,970,000)	(1,969,000)	(1,969,000)	(1,969,000)	(1,970,000)
Distributions to common shareholders	(9,952,000)	(9,952,000)	(9,942,000)	(9,929,000)	(8,013,000)
Payment of deferred financing costs	(1,137,000)	(997,000)	(855,000)	(198,000)	(1,289,000)

Net cash provided by financing activities	41,863,000	32,886,000	54,930,000	13,671,000	25,770,000

Net increase (decrease) in cash and cash equivalents	(841,000)	2,890,000	3,484,000	(3,111,000)	1,967,000
Cash and cash equivalents at beginning of period	21,148,000	18,258,000	14,774,000	17,885,000	15,918,000

Cash and cash equivalents at end of period	$20,307,000	$21,148,000	$18,258,000	$14,774,000	$17,885,000

CEDAR SHOPPING CENTERS, INC.
Same Property Analysis

	Three months ended Dec 31,		Year ended Dec 31,
	2007	2006	2007	2006
The number of properties that were owned throughout each of the comparative periods	92	92	82	82

Revenues:
Rents:
Base rents	$23,827,000	$23,450,000	$81,028,000	$78,329,000
Percentage rents	838,000	868,000	1,646,000	1,689,000
Straight-line rents	520,000	814,000	1,929,000	2,812,000
Amortization of intangible lease liabilities	2,335,000	2,584,000	6,611,000	8,484,000

	27,520,000	27,716,000	91,214,000	91,314,000
Expense recoveries (a)	6,587,000	5,698,000	21,680,000	19,611,000
Other	1,209,000	94,000	1,683,000	488,000

Total revenues	35,316,000	33,508,000	114,577,000	111,413,000

Operating expenses (a):
Operating, maintenance and management	5,345,000	4,995,000	17,051,000	17,540,000
Real estate and other property-related taxes	3,693,000	3,256,000	11,365,000	10,562,000

Total expenses	9,038,000	8,251,000	28,416,000	28,102,000

Net operating income	$26,278,000	$25,257,000	$86,161,000	$83,311,000

Increase/(decrease) period over period Revenues:
Rents:
Base rents	$377,000	1.6%	$2,699,000	3.4%
Percentage rents	(30,000)	-3.5%	(43,000)	-2.5%
Straight-line rents	(294,000)	-36.1%	(883,000)	-31.4%
Amortization of intangible lease liabilities	(249,000)	-9.6%	(1,873,000)	-22.1%

	(196,000)	-0.7%	(100,000)	-0.1%
Expense recoveries	889,000	15.6%	2,069,000	10.6%
Other	1,115,000	1186.2%	1,195,000	244.9%

Total revenues	1,808,000	5.4%	3,164,000	2.8%

Expenses:
Operating, maintenance and management	350,000	7.0%	(489,000)	-2.8%
Real estate and other property-related taxes	437,000	13.4%	803,000	7.6%

Total expenses	787,000	9.5%	314,000	1.1%

Net operating income	$1,021,000	4.0%	$2,850,000	3.4%

Percent occupied at end of period	91.9%	92.5%	91.7%	92.2%

(a)	Expense recoveries are based principally on property-level operating expenses. The net provision for doubtful accounts (a non-recoverable expense included in operating, maintenance and management) amounted to $134,000, $362,000, $452,000 and $2,011,000, respectively.

CEDAR SHOPPING CENTERS, INC.
Leasing Activity and Occupancy Statistics (a)(b)

	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Renewals

Number of leases	32	21	31	57	17
Aggregate square feet	106,000	55,000	61,000	283,000	51,000
Average square feet	3,313	2,619	1,968	4,965	3,000
Average expiring base rent psf	$10.61	$12.97	$15.31	$9.55	$16.28
Average new base rent psf	$11.55	$13.98	$16.07	$10.31	$16.84
% increase in base rent	8.86%	7.79%	4.96%	7.96%	3.44%

New leases

Number of leases	7	11	12	20	20
Aggregate square feet	20,000	31,000	38,000	81,000	134,000
Average square feet	2,857	2,818	3,167	4,050	6,700
Average new base rent psf	$12.49	$17.04	$14.34	$18.22	$13.07

Terminated leases

Number of leases	14	13	10	16	20
Aggregate square feet	81,000	38,000	23,000	71,000	38,000
Average square feet	5,786	2,923	2,300	4,438	1,900
Average old base rent psf	$9.95	$16.02	$16.95	$15.30	$14.51
Occupancy statistics

	As of
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2007	2007	2007	2007	2006

Stabilized properties:
Wholly-owned	95%	96%	96%	95%	95%
Consolidated joint ventures	98%	100%	100%	100%	100%

Total stabilized properties	96%	96%	96%	95%	96%

Development/redevelopment and other non-stabilized properties	67%	68%	68%	64%	64%

Total operating portfolio	92%	93%	93%	93%	93%

Property held for sale	100%	100%	100%	100%	86%

(a)	New leases do not necessarily replace specific terminated leases within any quarterly period and, accordingly, the amounts shown may relate to properties with substantially lower rents, as in premises in low-density population areas, as compared to premises in major urban or suburban areas.

(b)	With the high occupancy levels for the Company’s portfolio on an overall basis, leasing activity for the indicated square footage amounts represent a small percentage of the total portfolio.

CEDAR SHOPPING CENTERS, INC.
Tenant And State Concentration
As of December 31, 2007

	Number				Annualized	Percentage
	of			Annualized	base rent	annualized
Tenant	stores	GLA	% of GLA	base rent	per sq ft	base rents

Top ten tenants (a):
Giant Foods (c)	19	1,134,000	9.4%	$16,641,000	$14.67	13.9%
Discount Drug Mart	17	430,000	3.6%	4,009,000	9.32	3.4%
Farm Fresh (c)	6	364,000	3.0%	3,768,000	10.35	3.2%
Stop & Shop (c)	4	271,000	2.3%	2,644,000	9.76	2.2%
Shaw’s (c)	4	241,000	2.0%	2,631,000	10.92	2.2%
CVS	13	137,000	1.1%	2,490,000	18.18	2.1%
LA Fitness	4	168,000	1.4%	2,422,000	14.42	2.0%
Staples	7	151,000	1.3%	2,091,000	13.85	1.8%
Food Lion (c)	7	243,000	2.0%	1,921,000	7.91	1.6%
Rite Aid/Eckerd	13	141,000	1.2%	1,696,000	12.03	1.4%

Sub-total top ten tenants	94	3,280,000	27.3%	40,313,000	12.29	33.8%

Remaining tenants	1132	7,830,000	65.2%	79,004,000	10.09	66.2%

Sub-total all tenants	1,226	11,110,000	92.5%	119,317,000	10.74	100.0%

Vacant space (b)	n/a	899,000	7.5%	n/a	n/a	n/a

Total (including vacant space)	1,226	12,009,000	100.0%	$119,317,000	$9.94	n/a

(a)	Based on annualized base rent; data includes leases at the property held for sale.

(b)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(c)	Several of the tenants listed above share common ownership with other tenants including, without limitation, (1) Giant Foods and Stop & Shop, (2) Farm Fresh, Shop ‘n Save (GLA of 53,000), Shaw’s and Acme (GLA of 172,000), and (3) Food Lion and Hannaford (GLA of 43,000).

Total Revenues By State	Three months ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
State	2007	2007	2007	2007	2006

Pennsylvania	$22,119,000	$20,627,000	$20,248,000	$19,276,000	$18,463,000
Massachusetts	5,339,000	3,710,000	3,636,000	4,170,000	3,759,000
Connecticut	3,467,000	3,039,000	2,798,000	2,951,000	2,777,000
New Jersey	3,086,000	2,767,000	2,854,000	2,595,000	2,722,000
Ohio	3,038,000	2,615,000	2,684,000	2,303,000	2,166,000
Virginia	2,483,000	2,624,000	2,636,000	2,624,000	2,355,000
Maryland	1,870,000	1,465,000	1,235,000	1,245,000	1,148,000
New York	1,507,000	495,000	355,000	502,000	320,000
Michigan	137,000	135,000	135,000	152,000	141,000

	$43,046,000	$37,477,000	$36,581,000	$35,818,000	$33,851,000

Property held for sale
Michigan	$416,000	$368,000	$369,000	$373,000	$412,000

CEDAR SHOPPING CENTERS, INC.
Lease Expirations (a)
As of December 31, 2007

						Percentage
	Number		Percentage	Annualized	Annualized	of annualized
Year of lease	of leases	GLA	of GLA	expiring	expiring base	expiring
expiration	expiring	expiring	expiring	base rents	rents per sq ft	base rents

Month-To-Month	71	179,000	1.6%	$1,953,000	$10.91	1.6%
2008	169	627,000	5.6%	7,063,000	11.26	5.9%
2009	195	1,168,000	10.5%	10,565,000	9.05	8.9%
2010	165	1,273,000	11.5%	12,314,000	9.67	10.3%
2011	136	912,000	8.2%	9,685,000	10.62	8.1%
2012	151	793,000	7.1%	8,777,000	11.07	7.4%
2013	68	522,000	4.7%	5,555,000	10.64	4.7%
2014	41	654,000	5.9%	6,083,000	9.30	5.1%
2015	44	512,000	4.6%	5,273,000	10.30	4.4%
2016	39	557,000	5.0%	5,640,000	10.13	4.7%
2017	32	483,000	4.3%	6,111,000	12.65	5.1%
Thereafter	115	3,430,000	30.9%	40,298,000	11.75	33.8%

	1,226	11,110,000	100.0%	119,317,000	10.74	100.0%

Vacant space (b)	n/a	899,000	n/a	n/a	n/a	n/a

Total
portfolio (c)	1,226	12,009,000	n/a	$119,317,000	$9.94	n/a

(a)	Data includes leases at the property held for sale.

(b)	Includes vacant space at properties undergoing development and/or redevelopment activities.

(c)	At December 31, 2007, the Company had a portfolio of 118 properties totaling approximately 12.0 million square feet of GLA, including 105 wholly-owned properties comprising approximately 10.7 million square feet and 13 properties owned in joint venture comprising approximately 1.3 million square feet. The portfolio of wholly-owned properties consisted of (1) 95 “stabilized” properties (those properties at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2007), with an aggregate of 9.2 million square feet of GLA, which were approximately 95% leased, (2) five development/redevelopment properties with an aggregate of 1.1 million square feet of GLA, which were approximately 66% leased, (3) four non-stabilized properties with an aggregate of 280,000 square feet of GLA, which are presently being re-tenanted and which were approximately 70% leased, and (4) one property held for sale with an aggregate of 78,000 square feet of GLA, which was 100% leased. The 13 properties owned in joint venture were all “stabilized” properties and were 98% leased. The entire 118 property portfolio was approximately 93% leased at December 31, 2007.

CEDAR SHOPPING CENTERS, INC.
Property Description
As of December 31, 2007

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration
Wholly-Owned Stabilized
Properties: (a)
Academy Plaza	PA	2001	100%	152,068	1965/1998	Acme Markets	50,918	9/30/2018

Annie Land Plaza	VA	2006	100%	42,500	1999	Food Lion	29,000	4/30/2019

Camp Hill	PA	2002	100%	459,730	1958/2005	Boscov’s	167,597	9/30/2010
						Giant Foods	92,939	10/31/2025
						LA Fitness	45,000	12/31/2021
						Orthopedic Inst of PA	40,904	5/31/2016
						Barnes & Noble	24,908	1/31/2011
						Staples	20,000	6/30/2015

Carbondale Plaza	PA	2004	100%	129,915	1972/2005	Weis Markets	52,720	2/29/2016

Carmans Plaza	NY	2007	100%	194,481	1954/2007	Pathmark	52,211	3/31/2017
						Best Fitness	27,598	5/31/2018
						AJ Wright	25,806	4/30/2013

Carll’s Corner	NJ	2007	100%	129,582	1960’s-1999/ 2004	Acme Markets	55,000	9/30/2016

Carrollton Discount Drug Mart Plaza	OH	2005	100%	40,480	2000	Discount Drug Mart	25,480	3/31/2016

Centerville Discount Drug Mart Plaza	OH	2005	100%	49,287	2000	Discount Drug Mart	24,012	3/31/2016

Circle Plaza	PA	2007	100%	92,171	1979/1991	K-Mart	92,171	11/30/2009

Clyde Discount Drug Mart Plaza	OH	2005	100%	34,592	2002	Discount Drug Mart	24,592	3/31/2019

Coliseum Marketplace	VA	2005	100%	105,015	1987/2005	Farm Fresh	57,662	1/31/2021

Columbus Crossing	PA	2003	100%	142,166	2001	Super Fresh	61,506	9/30/2020
						Old Navy	25,000	1/31/2014
						AC Moore	22,000	9/30/2011

CVS at Bradford	PA	2005	100%	10,722	1996	CVS	10,722	3/31/2017

CVS at Celina	OH	2005	100%	10,195	1998	CVS	10,195	1/31/2020

CVS at Erie	PA	2005	100%	10,125	1997	CVS	10,125	1/31/2019

CVS at Kinderhook	NY	2007	100%	13,225	2007	CVS	13,225	1/31/2033

CVS at Portage Trail	OH	2005	100%	10,722	1996	CVS	10,722	9/30/2017

CVS at Westfield	NY	2005	100%	10,125	2000	CVS	10,125	1/31/2023

Dover Discount Drug Mart Plaza	OH	2005	100%	38,409	2002	Discount Drug Mart	24,516	3/31/2013

Elmhurst Square	VA	2006	100%	66,250	1961-1983	Food Lion	38,272	9/30/2011

Enon Discount Drug Mart Plaza	OH	2007	100%	42,876	2005-2006	Discount Drug Mart	24,596	3/31/2022

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2007

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Fairfield Plaza	CT	2005	100%	72,279	2001/2005	TJ Maxx	25,257	8/31/2013
						Staples	20,388	10/31/2019

Fairview Commons	PA	2007	100%	59,578	1976/2003

Family Dollar at Zanesville	OH	2005	100%	6,900	2000	Family Dollar	6,900	12/31/2009

FirstMerit Bank at Akron	OH	2005	100%	3,200	1996	FirstMerit Bank	3,200	12/31/2011

FirstMerit Bank at Cuyahoga Falls	OH	2006	100%	18,300	1973/2003	FirstMerit Bank	18,300	3/31/2010

Franklin Village Plaza	MA	2004	100%	301,519	1987/2005	Stop & Shop	75,000	4/30/2026
						Marshalls	26,890	1/31/2014

Gabriel Brothers Plaza	OH	2005	100%	83,740	1970’s/2004	Gabriel Brothers	57,193	5/31/2014

Gahanna Discount Drug Mart Plaza	OH	2006	100%	48,080	2003	Discount Drug Mart	24,592	3/31/2020

General Booth Plaza	VA	2005	100%	73,320	1985	Farm Fresh	53,758	1/31/2014

Gold Star Plaza	PA	2006	100%	71,729	1988	Redner’s	47,329	3/16/2019

Golden Triangle	PA	2003	100%	202,943	1960/2005	LA Fitness	44,796	4/30/2020
						Marshalls	30,000	5/31/2010
						Staples	24,060	5/31/2012

Groton Shopping Center	CT	2007	100%	117,986	1969	TJ Maxx	30,000	5/31/2011

Hamburg Commons	PA	2004	100%	99,580	1988-1993	Redner’s	56,780	6/30/2025

Hannaford Plaza	MA	2006	100%	102,459	1965/2006	Hannaford	42,598	4/30/2015

Hilliard Discount Drug Mart Plaza	OH	2007	100%	40,988	2003	Discount Drug Mart	24,592	3/31/2020

Hills & Dales Discount Drug Mart Plaza	OH	2007	100%	33,553	1992-2007	Discount Drug Mart	23,608	3/31/2023

Hudson Discount Drug Mart Plaza	OH	2005	100%	32,259	2000	Discount Drug Mart	32,259	3/31/2017

Jordan Lane	CT	2005	100%	181,735	1969/1991	Stop & Shop	60,632	9/30/2010
						AJ Wright	39,280	3/31/2015
						Friendly Fitness	20,283	8/31/2014

Kempsville Crossing	VA	2005	100%	94,477	1985	Farm Fresh	73,878	1/31/2014

Kenley Village	MD	2005	100%	51,894	1988	Food Lion	29,000	2/11/2009

Kings Plaza	MA	2007	100%	168,243	1970/1994	Work Out World	42,997	12/31/2014
						AJ Wright	28,504	9/30/2013
						Ocean State Job Lot	20,300	5/31/2009

Kingston Plaza	NY	2006	100%	18,337	2006

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2007

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

LA Fitness Facility	PA	2002	100%	41,000	2003	LA Fitness	41,000	12/31/2018

Liberty Marketplace	PA	2005	100%	68,200	2003	Giant Foods	55,000	9/30/2023

Lodi Discount Drug Mart Plaza	OH	2005	100%	38,576	2003	Discount Drug Mart	24,596	3/31/2019

Long Reach Village	MD	2006	100%	104,922	1973/1998	Safeway	53,684	7/31/2018

McCormick Place	OH	2005	100%	46,000	1995	Sam Levin Furniture	46,000	11/30/2011

McDonalds / Waffle House at Medina	OH	2005	100%	6,000	2003

Mechanicsburg Giant	PA	2005	100%	51,500	2003	Giant Foods	51,500	8/31/2024

Oak Ridge	VA	2006	100%	38,700	2000	Food Lion	33,000	5/31/2019

Oakhurst Plaza	PA	2006	100%	111,869	1980/2001	Giant Foods	62,320	1/31/2019

Oakland Commons	CT	2007	100%	89,850	1962/1995	Shaw’s	54,661	2/29/2016
						Bristol Ten Pin	35,189	4/30/2043

Oakland Mills	MD	2005	100%	58,224	1960’s/2004	Food Lion	43,470	11/30/2018

Ontario Discount Drug Mart Plaza	OH	2005	100%	38,623	2002	Discount Drug Mart	25,475	3/31/2018

Palmyra Shopping Center	PA	2005	100%	112,108	1960/1995	Weis Markets	46,181	3/31/2010

Pickerington Discount Drug Mart Plaza	OH	2005	100%	47,810	2002	Discount Drug Mart	25,852	3/31/2018

Pine Grove Plaza	NJ	2003	100%	79,306	2001/2002	Peebles	24,963	1/31/2022

Polaris Discount Drug Mart Plaza	OH	2005	100%	50,283	2001	Discount Drug Mart	25,855	3/31/2017

Pondside Plaza	NY	2005	100%	19,340	2003

Port Richmond Village	PA	2001	100%	154,908	1988	Thriftway	40,000	10/31/2013
						Pep Boys	20,615	2/28/2009

Powell Discount Drug Mart Plaza	OH	2005	100%	51,332	2001	Discount Drug Mart	25,852	3/31/2018

Price Chopper Plaza	MA	2007	100%	101,824	1960’s-2004	Price Chopper	58,545	11/30/2015

Rite Aid at Massillon	OH	2005	100%	10,125	1999	Rite Aid	10,125	1/31/2020

River View Plaza I, II and III	PA	2003	100%	244,225	1991/1998	United Artists Theatre	77,700	12/31/2018
						Pep Boys	22,000	9/30/2014
						Avalon Carpet	25,000	1/31/2012

Shaw’s Plaza	MA	2006	100%	176,609	1968/1998	Shaw’s	60,748	2/28/2023
						Marshall’s	25,752	1/31/2013

Shelby Discount Drug Mart Plaza	OH	2005	100%	36,596	2002	Discount Drug Mart	24,596	3/31/2019

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2007

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Shoppes at Salem Run	VA	2005	100%	15,100	2005

Shore Mall	NJ	2006	100%	609,797	1960/1980	Boscov’s	172,200	9/19/2018
						Value City	144,000	4/30/2009
						Burlington Coat Factory	85,000	11/30/2009
						K&G	25,000	2/28/2017

Smithfield Plaza	VA	2005	100%	45,544	1988	Farm Fresh	45,544	1/31/2014

South Philadelphia	PA	2003	100%	283,415	1950/2003	Shop Rite	54,388	9/30/2018
						Ross Dress For Less	31,349	1/31/2013
						Bally’s Total Fitness	31,000	5/31/2017
						Nat’l Wholesale Liquidators	30,000	1/31/2016
						Modell’s	20,000	1/31/2018

St James Square	MD	2005	100%	39,903	2000	Food Lion	33,000	11/14/2020

Staples at Oswego	NY	2005	100%	23,884	2000	Staples	23,884	2/28/2015

Suffolk Plaza	VA	2005	100%	67,216	1984	Farm Fresh	67,216	1/31/2014

Sunset Crossing	PA	2003	100%	74,142	2002	Giant Foods	54,332	6/30/2022

Swede Square	PA	2003	100%	98,792	1980/2004	LA Fitness	37,200	6/30/2016

The Brickyard	CT	2004	100%	274,553	1990	Sam’s Club	109,755	1/31/2010
						Home Depot	103,003	1/31/2010
						Syms	38,000	3/31/2010

The Commons	PA	2004	100%	175,121	2003	Elder Beerman	54,500	1/31/2017
						Shop ’n Save	52,654	10/7/2015

The Point	PA	2000	100%	250,697	1972/2001	Burlington Coat Factory	76,665	1/31/2011
						Giant Foods	55,000	7/31/2021
						Staples	24,000	8/31/2013
						AC Moore	20,000	7/31/2013

The Point at Carlisle Plaza	PA	2005	100%	182,859	1965/2005	Bon-Ton	59,925	1/25/2010
						Office Max	22,645	10/1/2012
						Dunham Sports	21,300	1/31/2016

The Shops at Suffolk Downs	MA	2005	100%	85,829	2005	Stop & Shop	74,977	9/30/2025

Timpany Plaza	MA	2007	100%	183,775	1970’s-1989	Stop & Shop	59,947	12/31/2009
						Big Lots	28,027	1/31/2011
						Gardner Theater	27,576	5/31/2009

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2007

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Trexler Mall	PA	2005	100%	339,363	1973/2004	Kohl’s	88,248	1/31/2024
						Bon-Ton	62,000	1/28/2012
						Giant Foods	56,753	1/31/2016
						Lehigh Wellness Partners	30,594	11/30/2008
						Trexlertown Fitness Club	28,870	2/28/2010

Ukrop’s at Fredericksburg	VA	2005	100%	63,000	1997	Ukrop’s Supermarket	63,000	8/4/2017

Ukrop’s at Glen Allen	VA	2005	100%	43,000	2000	Ukrop’s Supermarket	43,000	2/15/2010

Valley Plaza	MD	2003	100%	191,189	1975/1994	K-Mart	95,810	9/30/2009
						Ollie’s Bargain Outlet	41,888	3/31/2011
						Tractor Supply	32,095	5/31/2010

Virginia Center Commons	VA	2005	100%	9,763	2002

Virginia Little Creek	VA	2005	100%	69,620	1996/2001	Farm Fresh	66,120	1/31/2014

Wal-Mart Center	CT	2003	100%	155,739	1972/2000	Wal-Mart	95,482	1/31/2020
						NAMCO	20,000	1/31/2011

Washington Center Shoppes	NJ	2001	100%	157,290	1979/1995	Acme Markets	66,046	12/2/2020
						Powerhouse Gym	20,742	1/31/2013

West Bridgewater Plaza	MA	2007	100%	135,449	1970/2007	Shaw’s	57,315	2/28/2027
						Big Lots	25,000	1/31/2009

Westlake Discount Drug Mart Plaza	OH	2005	100%	55,775	2005	BG Storage	31,295	1/31/2016
						Discount Drug Mart	24,480	3/31/2021

Yorktowne Plaza	MD	2007	100%	158,982	1970/2000	Food Lion	37,692	12/31/2020

Total Wholly-Owned Stabilized Properties				9,235,462

Properties Owned in Joint Venture: (b)
Homburg Joint Venture:
Aston Center	PA	2002	20%	55,000	2005	Giant Foods	55,000	11/30/2025

Ayr Town Center	PA	2002	20%	55,600	2005	Giant Foods	50,000	5/31/2025

Fieldstone Marketplace	MA	2005	20%	193,970	1988/2003	Shaw’s	68,000	2/29/2024
						Flagship Cinema	41,975	10/31/2023

Meadows Marketplace	PA	2004	20%	89,138	2005	Giant Foods	65,507	11/30/2025

Parkway Plaza	PA	2007	20%	106,628	1998-2002	Giant Foods	66,935	12/31/2018

Pennsboro Commons	PA	2005	20%	108,584	1999	Giant Foods	68,624	8/10/2019

Scott Town Center	PA	2007	20%	67,933	2004	Giant Foods	54,333	7/31/2023

Spring Meadow Shopping Center	PA	2007	20%	67,850	2004	Giant Foods	65,000	10/31/2024

Stonehedge Square	PA	2006	20%	88,677	1990/2006	Nell’s Market	51,687	5/31/2026

				833,380

CEDAR SHOPPING CENTERS, INC.
Property Description (Continued)
As of December 31, 2007

				Gross		Major tenants [20,000 or more sq. ft. of GLA]
				leasable	Year built/	and tenants at single-tenant properties
		Year	Percent	area	year last			Lease
Property Description	State	acquired	owned	(“GLA”)	renovated	Name	Sq. ft.	expiration

Kimco Joint Venture:
Fairview Plaza	PA	2003	30%	69,579	1992	Giant Foods	59,237	2/28/2017

Halifax Plaza	PA	2003	30%	54,150	1994	Giant Foods	32,000	10/31/2019

Loyal Plaza	PA	2002	25%	293,825	1969/2000	K-Mart	102,558	8/31/2011
						Giant Foods	66,935	10/31/2019
						Staples	20,555	11/30/2014

Newport Plaza	PA	2003	30%	66,789	1996	Giant Foods	43,400	5/31/2021

				484,343

Total Consolidated Joint Ventures				1,317,723

Total Stabilized Properties				10,553,185

Development/Redevelopment and Other Non-Stabilized Properties: (a)
Columbia Mall	PA	2005	100%	350,703	1988	Sears	64,264	10/24/2013
						Bon-Ton	45,000	10/31/2008
						JC Penney	34,076	10/31/2008

Dunmore Shopping Center	PA	2005	100%	101,000	1962/1997	Eynon Furniture Outlet	40,000	2/28/2014
						Big Lots	26,902	1/31/2012

East Chestnut	PA	2005	100%	21,180	1996

Grove City Discount Drug Mart Plaza	OH	2007	100%	40,848	2005	Discount Drug Mart	24,596	3/31/2020

Huntingdon Plaza	PA	2004	100%	151,697	1972 - 2003	Peebles	22,060	1/31/2018

Lake Raystown Plaza	PA	2004	100%	145,727	1995	Giant Foods	61,435	10/31/2026

Townfair Center	PA	2004	100%	203,531	2002	Lowe’s Home Centers	95,173	12/31/2015

Trexlertown Plaza	PA	2006	100%	241,381	1990/2005	Redner’s	47,900	10/31/2010
						Big Lots	33,824	1/31/2012
						Tractor Supply	22,670	10/31/2020
						Sears	22,500	10/31/2012

Value City Shopping Center	MI	2005	100%	117,000	1950’s/2003	Value City	85,000	1/31/2008

Total Non-Stabilized Properties				1,373,067

Total portfolio excluding property held for sale				11,926,252

Property held for sale:
Stadium Plaza	MI	2005	100%	77,688	1960’s/2003	A&P	54,650	8/31/2022

Total Portfolio (c)				12,003,940

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2007. Dunmore Shopping Center, East Chestnut, Grove City Discount Drug Mart Plaza and Value City Shopping Center are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(b)	The terms of certain of the joint venture agreements provide, among other things, that the minority interest partners receive certain preference returns on their investments prior to any distributions to the Company.

(c)	In addition, the Company has a 49% interest in an unconsolidated joint venture, which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft.
As of December 31, 2007

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Wholly-Owned Stabilized Properties: (a)
Academy Plaza	PA	100%	$2,406,000	$10,682,000	$13,088,000	$1,690,000	$11,398,000	152,068	80.2%	$12.27
Annie Land Plaza	VA	100%	809,000	3,858,000	4,667,000	205,000	4,462,000	42,500	97.2%	9.18
Camp Hill	PA	100%	4,424,000	59,896,000	64,320,000	4,602,000	59,718,000	459,730	99.4%	12.64
Carbondale Plaza	PA	100%	1,586,000	9,936,000	11,522,000	1,227,000	10,295,000	129,915	83.4%	5.54
Carll’s Corner	NJ	100%	3,034,000	15,303,000	18,337,000	47,000	18,290,000	129,582	92.1%	8.37
Carman’s Plaza	NY	100%	8,539,000	34,640,000	43,179,000	311,000	42,868,000	194,481	94.7%	16.40
Carrollton Discount Drug Mart Plaza	OH	100%	713,000	3,338,000	4,051,000	336,000	3,715,000	40,480	100.0%	8.04
Centerville Discount Drug Mart Plaza	OH	100%	1,219,000	5,429,000	6,648,000	427,000	6,221,000	49,287	97%	11.34
Circle Plaza	PA	100%	561,000	2,884,000	3,445,000	32,000	3,413,000	92,171	100.0%	2.74
Clyde Discount Drug Mart Plaza	OH	100%	673,000	3,214,000	3,887,000	265,000	3,622,000	34,592	100.0%	9.60
Coliseum Marketplace	VA	100%	3,586,000	17,146,000	20,732,000	1,720,000	19,012,000	105,015	100.0%	13.79
Columbus Crossing	PA	100%	4,579,000	19,249,000	23,828,000	2,313,000	21,515,000	142,166	97.2%	15.93
CVS at Bradford	PA	100%	291,000	1,482,000	1,773,000	146,000	1,627,000	10,722	100.0%	12.80
CVS at Celina	OH	100%	418,000	1,967,000	2,385,000	165,000	2,220,000	10,195	100.0%	17.49
CVS at Erie	PA	100%	399,000	1,783,000	2,182,000	142,000	2,040,000	10,125	100.0%	16.50
CVS at Kinderhook	NY	100%	2,492,000	1,116,000	3,608,000	13,000.00	3,595,000	13,225	100.0%	20.70
CVS at Portage Trail	OH	100%	341,000	1,603,000	1,944,000	138,000	1,806,000	10,722	100.0%	13.00
CVS at Westfield	NY	100%	339,000	1,559,000	1,898,000	120,000	1,778,000	10,125	100.0%	15.74
Dover Discount Drug Mart Plaza	OH	100%	563,000	2,794,000	3,357,000	446,000	2,911,000	38,409	100.0%	8.30
Elmhurst Square	VA	100%	1,371,000	6,144,000	7,515,000	272,000	7,243,000	66,250	100.0%	8.71
Enon Discount Drug Mart Plaza	OH	100%	904,000	3,424,000	4,328,000	0	4,328,000	42,876	91.5%	10.56
Fairfield Plaza	CT	100%	2,202,000	9,391,000	11,593,000	988,000	10,605,000	72,279	93.5%	13.66
Fairview Commons	PA	100%	858,000	3,628,000	4,486,000	189,000	4,297,000	59,578	89.6%	5.79
Family Dollar at Zanesville	OH	100%	82,000	571,000	653,000	160,000	493,000	6,900	100.0%	8.70
FirstMerit Bank at Akron	OH	100%	169,000	737,000	906,000	69,000	837,000	3,200	100.0%	23.51
FirstMerit Bank at Cuyahoga Falls	OH	100%	264,000	1,304,000	1,568,000	61,000	1,507,000	18,300	100.0%	6.03
Franklin Village Plaza	MA	100%	13,817,000	59,417,000	73,234,000	6,929,000	66,305,000	301,519	92.0%	19.70
Gabriel Brothers Plaza	OH	100%	947,000	3,899,000	4,846,000	383,000	4,463,000	83,740	100.0%	5.50
Gahanna Discount Drug Mart Plaza	OH	100%	1,738,000	6,753,000	8,491,000	362,000	8,129,000	48,080	91.0%	15.06
General Booth Plaza	VA	100%	1,935,000	9,517,000	11,452,000	1,080,000	10,372,000	73,320	97.5%	11.80
Gold Star Plaza	PA	100%	1,644,000	6,509,000	8,153,000	435,000	7,718,000	71,729	95.5%	8.98
Golden Triangle	PA	100%	2,320,000	19,107,000	21,427,000	2,140,000	19,287,000	202,943	96.8%	11.89
Groton Shopping Center	CT	100%	3,070,000	12,386,000	15,456,000	244,000	15,212,000	117,986	97.1%	10.45
Hamburg Commons	PA	100%	1,153,000	9,791,000	10,944,000	800,000	10,144,000	99,580	100.0%	6.43
Hannaford Plaza	MA	100%	1,874,000	8,595,000	10,469,000	427,000	10,042,000	102,459	91.8%	7.51
Hilliard Discount Drug Mart Plaza	OH	100%	1,200,000	4,551,000	5,751,000	56,000	5,695,000	40,988	94.5%	13.12
Hills & Dales Discount Drug Mart Plaza	OH	100%	786,000	2,967,000	3,753,000	0	3,753,000	33,553	100.0%	10.06
Hudson Discount Drug Mart Plaza	OH	100%	770,000	3,576,000	4,346,000	310,000	4,036,000	32,259	100.0%	10.71
Jordan Lane	CT	100%	4,291,000	21,120,000	25,411,000	1,603,000	23,808,000	181,735	96.0%	9.48
Kempsville Crossing	VA	100%	2,207,000	11,111,000	13,318,000	1,254,000	12,064,000	94,477	98.6%	10.87
Kenley Village	MD	100%	726,000	3,533,000	4,259,000	699,000	3,560,000	51,894	100.0%	7.91
Kings Plaza	MA	100%	2,413,000	11,788,000	14,201,000	134,000	14,067,000	168,243	100.0%	6.11
Kingston Plaza	NY	100%	2,891,000	2,345,000	5,236,000	68,000	5,168,000	18,337	100.0%	26.76
LA Fitness Facility	PA	100%	2,462,000	5,176,000	7,638,000	505,000	7,133,000	41,000	100.0%	18.09
Liberty Marketplace	PA	100%	2,695,000	12,801,000	15,496,000	1,019,000	14,477,000	68,200	93.0%	17.09
Lodi Discount Drug Mart Plaza	OH	100%	704,000	3,433,000	4,137,000	370,000	3,767,000	38,576	100.0%	9.27
Long Reach Village	MD	100%	1,721,000	8,670,000	10,391,000	527,000	9,864,000	104,922	91.4%	10.56
McCormick Place	OH	100%	847,000	4,055,000	4,902,000	500,000	4,402,000	46,000	100.0%	8.50
McDonalds/Waffle House at Medina	OH	100%	737,000	132,000	869,000	20,000	849,000	6,000	100.0%	12.45
Mechanicsburg Giant	PA	100%	2,709,000	12,159,000	14,868,000	805,000	14,063,000	51,500	100.0%	20.90
Oak Ridge	VA	100%	960,000	4,271,000	5,231,000	158,000	5,073,000	38,700	100.0%	10.31
Oakhurst Plaza	PA	100%	4,539,000	18,187,000	22,726,000	933,000	21,793,000	111,869	92.8%	14.55
Oakland Commons	CT	100%	2,504,000	15,677,000	18,181,000	431,000	17,750,000	89,850	100.0%	10.71

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2007

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Oakland Mills	MD	100%	1,611,000	6,312,000	7,923,000	737,000	7,186,000	58,224	100%	11.75
Ontario Discount Drug Mart Plaza	OH	100%	809,000	3,654,000	4,463,000	355,000	4,108,000	38,623	94%	7.86
Palmyra Shopping Center	PA	100%	1,488,000	6,578,000	8,066,000	679,000	7,387,000	112,108	96%	5.51
Pickerington Discount Drug Mart Plaza	OH	100%	1,305,000	5,956,000	7,261,000	541,000	6,720,000	47,810	100%	12.17
Pine Grove Plaza	NJ	100%	1,622,000	6,498,000	8,120,000	774,000	7,346,000	79,306	100%	9.98
Polaris Discount Drug Mart Plaza	OH	100%	1,242,000	5,832,000	7,074,000	715,000	6,359,000	50,283	100%	12.11
Pondside Plaza	NY	100%	365,000	1,617,000	1,982,000	180,000	1,802,000	19,340	100%	8.20
Port Richmond Village	PA	100%	2,942,000	12,375,000	15,317,000	1,929,000	13,388,000	154,908	97%	12.37
Powell Discount Drug Mart Plaza	OH	100%	1,384,000	6,155,000	7,539,000	649,000	6,890,000	51,332	97%	12.16
Price Chopper Plaza	MA	100%	3,551,000	18,422,000	21,973,000	100,000	21,873,000	101,824	88%	10.74
Rite Aid at Massillon	OH	100%	442,000	2,014,000	2,456,000	158,000	2,298,000	10,125	100%	17.91
River View Plaza I, II and III	PA	100%	9,718,000	43,831,000	53,549,000	5,271,000	48,278,000	244,225	87%	17.50
Shaw’s Plaza	MA	100%	5,780,000	25,122,000	30,902,000	1,235,000	29,667,000	176,609	100%	10.46
Shelby Discount Drug Mart Plaza	OH	100%	671,000	3,276,000	3,947,000	386,000	3,561,000	36,596	84%	9.06
Shoppes at Salem Run	VA	100%	1,076,000	4,263,000	5,339,000	250,000	5,089,000	15,100	100%	23.09
Shore Mall	NJ	100%	7,179,000	39,067,000	46,246,000	2,440,000	43,806,000	609,797	96%	7.62
Smithfield Plaza	VA	100%	1,049,000	5,220,000	6,269,000	494,000	5,775,000	45,544	100%	10.04
South Philadelphia	PA	100%	8,222,000	38,241,000	46,463,000	5,145,000	41,318,000	283,415	99%	13.28
St. James Square	MD	100%	688,000	4,361,000	5,049,000	481,000	4,568,000	39,903	100%	11.30
Staples at Oswego	NY	100%	635,000	3,000,000	3,635,000	293,000	3,342,000	23,884	100%	11.99
Suffolk Plaza	VA	100%	1,402,000	7,236,000	8,638,000	734,000	7,904,000	67,216	100%	9.40
Sunset Crossing	PA	100%	2,150,000	9,068,000	11,218,000	1,063,000	10,155,000	74,142	83%	14.77
Swede Square	PA	100%	2,268,000	8,701,000	10,969,000	1,540,000	9,429,000	98,792	100%	13.73
The Brickyard	CT	100%	6,465,000	28,714,000	35,179,000	3,427,000	31,752,000	274,553	100%	8.95
The Commons	PA	100%	3,098,000	14,073,000	17,171,000	2,140,000	15,031,000	175,121	85%	9.66
The Point	PA	100%	2,996,000	21,939,000	24,935,000	4,061,000	20,874,000	250,697	93%	10.76
The Point at Carlisle Plaza	PA	100%	2,233,000	11,208,000	13,441,000	1,225,000	12,216,000	182,859	91%	6.73
The Shops at Suffolk Downs	MA	100%	3,564,000	11,130,000	14,694,000	788,000	13,906,000	85,829	91%	10.58
Timpany Plaza	MA	100%	3,412,000	16,204,000	19,616,000	52,000	19,564,000	183,775	97%	6.48
Trexler Mall	PA	100%	6,932,000	32,247,000	39,179,000	2,209,000	36,970,000	339,363	99%	8.58
Ukrop’s at Fredericksburg	VA	100%	3,213,000	12,758,000	15,971,000	777,000	15,194,000	63,000	100%	16.44
Ukrop’s at Glen Allen	VA	100%	6,769,000	213,000	6,982,000	104,000	6,878,000	43,000	100%	9.01
Valley Plaza	MD	100%	1,950,000	8,033,000	9,983,000	911,000	9,072,000	191,189	97%	4.24
Virginia Center Commons	VA	100%	992,000	3,860,000	4,852,000	302,000	4,550,000	9,763	100%	31.83
Virginia Little Creek	VA	100%	1,650,000	8,350,000	10,000,000	779,000	9,221,000	69,620	100%	10.52
Wal-Mart Center	CT	100%	0	11,848,000	11,848,000	1,285,000	10,563,000	155,739	98%	6.17
Washington Center Shoppes	NJ	100%	2,061,000	10,049,000	12,110,000	1,526,000	10,584,000	157,290	94%	8.18
West Bridgewater	MA	100%	2,823,000	14,800,000	17,623,000	131,000	17,492,000	135,449	80%	8.55
Westlake Discount Drug Mart Plaza	OH	100%	1,004,000	3,905,000	4,909,000	230,000	4,679,000	55,775	100%	7.28
Yorktowne Plaza	MD	100%	5,940,000	25,374,000	31,314,000	345,000	30,969,000	158,982	96%	13.63

Total Wholly-Owned Stabilized Properties			219,183,000	1,006,108,000	1,225,291,000	84,717,000	1,140,574,000	9,235,462	95%	10.72

Properties Owned in Joint Venture: (b)
Homburg Joint Venture:
Aston Center	PA	20%	4,319,000	17,070,000	21,389,000	355,000	21,034,000	55,000	100%	24.70
Ayr Town Center	PA	20%	2,442,000	9,748,000	12,190,000	229,000	11,961,000	55,600	100%	15.83
Fieldstone Marketplace	MA	20%	5,229,000	21,435,000	26,664,000	1,634,000	25,030,000	193,970	92%	10.26
Meadows Marketplace	PA	20%	1,914,000	11,246,000	13,160,000	584,000	12,576,000	89,138	93%	15.34
Parkway Plaza	PA	20%	4,647,000	19,421,000	24,068,000	486,000	23,582,000	106,628	100%	14.46
Pennsboro Commons	PA	20%	3,608,000	14,325,000	17,933,000	1,171,000	16,762,000	108,584	96%	13.82
Scott Town Center	PA	20%	2,959,000	11,800,000	14,759,000	294,000	14,465,000	67,933	98%	16.42
Spring Meadow Shopping Center	PA	20%	4,111,000	16,428,000	20,539,000	358,000	20,181,000	67,850	100%	19.90
Stonehedge Square	PA	20%	2,698,000	11,630,000	14,328,000	634,000	13,694,000	88,677	94%	11.25

			31,927,000	133,103,000	165,030,000	5,745,000	159,285,000	833,380	96%	14.62

CEDAR SHOPPING CENTERS, INC.
Property Carrying Values, Percent Occupied and Base Rent Per Leased Sq.Ft. (Continued)
As of December 31, 2007

								Gross
			Financial statement carrying values					leasable		Average
		Percent		Buildings and	Total	Accumulated	Net book	area	Percent	base rent per
Property Description	State	owned	Land	improvements	cost	depreciation	value	(“GLA”)	occupied	leased sq. ft.

Kimco Joint Venture:
Fairview Plaza	PA	30%	1,811,000	7,488,000	9,299,000	935,000	8,364,000	69,579	100%	12.22
Halifax Plaza	PA	30%	1,102,000	4,699,000	5,801,000	577,000	5,224,000	54,150	100%	11.07
Loyal Plaza	PA	25%	3,853,000	17,222,000	21,075,000	2,649,000	18,426,000	293,825	100%	7.76
Newport Plaza	PA	30%	1,316,000	5,571,000	6,887,000	672,000	6,215,000	66,789	100%	10.90

			8,082,000	34,980,000	43,062,000	4,833,000	38,229,000	484,343	100%	9.20

Total Consolidated Joint Ventures			40,009,000	168,083,000	208,092,000	10,578,000	197,514,000	1,317,723	98%	12.58

Total Stabilized Properties			259,192,000	1,174,191,000	1,433,383,000	95,295,000	1,338,088,000	10,553,185	96%	10.95

Development/Redevelopment and Other Non-Stabilized Properties: (a)
Columbia Mall	PA	100%	2,855,000	16,650,000	19,505,000	1,330,000	18,175,000	350,703	69%	7.07
Dunmore Shopping Center	PA	100%	565,000	2,243,000	2,808,000	245,000	2,563,000	101,000	66%	3.54
East Chestnut	PA	100%	800,000	3,699,000	4,499,000	509,000	3,990,000	21,180	62%	14.84
Grove City Discount Drug Mart Plaza	OH	100%	874,000	3,394,000	4,268,000	80,000	4,188,000	40,848	79%	12.22
Huntingdon Plaza	PA	100%	933,000	5,097,000	6,030,000	495,000	5,535,000	151,697	46%	6.59
Lake Raystown Plaza	PA	100%	2,231,000	14,806,000	17,037,000	1,313,000	15,724,000	145,727	63%	15.48
Townfair Center	PA	100%	3,022,000	14,258,000	17,280,000	2,165,000	15,115,000	203,531	64%	6.82
Trexlertown Plaza	PA	100%	5,262,000	24,657,000	29,919,000	1,407,000	28,512,000	241,381	79%	10.39
Value City Shopping Center	MI	100%	360,000	2,152,000	2,512,000	234,000	2,278,000	117,000	73%	1.99

Total Non-Stabilized Properties			16,902,000	86,956,000	103,858,000	7,778,000	96,080,000	1,373,067	67%	8.09

Total Operating Portfolio			276,094,000	1,261,147,000	1,537,241,000	103,073,000	1,434,168,000	11,926,252	92%	$10.71

Land Held For Development:
Bergstrasse	PA	100%	1,640,000	83,000	1,723,000	—	1,723,000	7.70 acres
Blue Mountain Commons	PA	100%	14,065,000	2,251,000	16,316,000	—	16,316,000	34.00 acres
Columbia Mall	PA	100%	1,466,000	273,000	1,739,000	—	1,739,000	48.29 acres
Halifax Plaza	PA	100%	1,503,000	954,000	2,457,000	—	2,457,000	14.45 acres
Liberty Marketplace	PA	100%	1,564,000	2,000	1,566,000	—	1,566,000	15.51 acres
Pine Grove Plaza	NJ	100%	388,000	15,000	403,000	—	403,000	2.80 acres
Shore Mall	NJ	100%	2,018,000	—	2,018,000	—	2,018,000	50.00 acres
The Brickyard	CT	100%	1,167,000	21,000	1,188,000	—	1,188,000	1.95 acres
The Shops at Suffolk Downs	MA	100%	4,016,000	599,000	4,615,000	—	4,615,000	0.84 acres
Trexlertown Plaza	PA	100%	8,087,000	1,013,000	9,100,000	—	9,100,000	34.90 acres
Trindle Spring	PA	100%	1,148,000	145,000	1,293,000	—	1,293,000	2.10 acres
Upland Square (c)	PA	60%	—	5,158,000	5,158,000	—	5,158,000	- acres
Various projects in progress	N/A	100%	—	744,000	744,000	62,000	682,000	- acres

Total Land Held For Development			37,062,000	11,258,000	48,320,000	62,000	48,258,000	212.54 acres

Total Carrying Value			$313,156,000	$1,272,405,000	$1,585,561,000	$103,135,000	$1,482,426,000

Property Held For Sale			$2,443,000	$9,775,000	$12,218,000	$486,000	$11,732,000	77,688	100%	$15.28

Unconsolidated Joint Venture (d)							$3,757,000

(a)	“Stabilized properties” are those properties which are at least 80% leased and not designated as “development/redevelopment” properties as of December 31, 2007. Dunmore Shopping Center, East Chestnut, Grove City Discount Drug Mart Plaza, and Value City Shopping Center are being re-tenanted, are non-stabilized, and are not designated as development/redevelopment properties.

(b)	The terms of certain of the joint venture agreements provide, among other things, that the minority interest partners receive certain preference returns on their investments prior to any distributions to the Company.

(c)	The Company has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 700,000 sq. ft. shopping center in Pottsgrove, PA., and is to receive a preferred rate of return on its investment.

(d)	The Company has a 49% interest in an unconsolidated joint venture which owns a single-tenant office property located in Philadelphia, PA.

CEDAR SHOPPING CENTERS, INC.
Debt Summary
As of December 31, 2007

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31	Dec 31	Int.	Dec 31	Dec 31
Property	Owned	Date	rate	2007	2006	rate	2007	2006

Fixed-rate mortgages:
Academy Plaza	100.0%	Mar 2013	7.3%	$9,770,000	$9,952,000	7.3%	$9,770,000	$9,952,000
Aston Center	20.0%	Nov 2015	5.5%	13,252,000	—	5.9%	12,915,000	—
Ayr Town Center	20.0%	Jun 2015	5.5%	7,467,000	—	5.6%	7,402,000	—
Camp Hill Shopping Center	100.0%	Jan 2017	5.5%	65,000,000	65,000,000	5.5%	65,000,000	65,000,000
Carbondale Plaza	100.0%	Oct 2016	6.1%	5,328,000	5,394,000	6.1%	5,328,000	5,394,000
Carll’s Corner	100.0%	Nov 2012	5.6%	6,132,000	—	5.6%	6,132,000	—
Carman’s Plaza	100.0%	Oct 2016	6.3%	33,299,000	—	6.2%	33,500,000	—
Carrollton Discount Drug Mart Plaza	100.0%	Dec 2016	5.6%	2,410,000	2,440,000	5.6%	2,410,000	2,440,000
Centerville Discount Drug Mart	100.0%	May 2015	5.2%	2,890,000	2,935,000	5.2%	2,890,000	2,935,000
Clyde Discount Drug Mart	100.0%	May 2015	5.2%	2,005,000	2,035,000	5.2%	2,005,000	2,035,000
Coliseum Marketplace	100.0%	Jul 2014	5.2%	12,718,000	12,952,000	6.1%	12,095,000	12,229,000
CVS at Bradford	100.0%	Mar 2017	5.2%	944,000	1,023,000	7.1%	872,000	937,000
CVS at Celina	100.0%	Jan 2020	5.2%	1,616,000	1,701,000	7.5%	1,433,000	1,491,000
CVS at Erie	100.0%	Nov 2018	5.2%	1,304,000	1,393,000	7.1%	1,191,000	1,261,000
CVS at Portage Trail	100.0%	Aug 2017	5.0%	1,018,000	1,095,000	7.8%	908,000	964,000
Dover Discount Drug Mart	100.0%	May 2015	5.2%	2,193,000	2,226,000	5.2%	2,193,000	2,226,000
East Chestnut	100.0%	Apr 2018	5.2%	2,186,000	2,280,000	7.4%	1,910,000	1,969,000
Elmhurst Square Shopping Center	100.0%	Dec 2014	5.4%	4,181,000	4,244,000	5.4%	4,181,000	4,244,000
Fairfield Plaza	100.0%	Jul 2015	5.0%	5,283,000	5,366,000	5.0%	5,283,000	5,366,000
Fairview Plaza	30.0%	Feb 2013	5.7%	5,680,000	5,772,000	5.7%	5,680,000	5,772,000
Fieldstone Marketplace	20.0%	Jul 2014	5.4%	19,333,000	19,658,000	6.0%	18,693,000	18,914,000
Franklin Village Plaza	100.0%	Nov 2011	4.8%	43,500,000	43,500,000	4.8%	43,500,000	43,500,000
Gabriel Brothers Plaza	100.0%	Dec 2016	5.6%	3,160,000	3,200,000	5.6%	3,160,000	3,200,000
Gahanna Discount Drug Mart	100.0%	Nov 2016	5.8%	5,133,000	5,195,000	5.8%	5,133,000	5,195,000
General Booth Plaza	100.0%	Aug 2013	5.2%	5,663,000	5,784,000	6.1%	5,421,000	5,496,000
Gold Star Plaza	100.0%	May 2019	6.0%	2,783,000	2,952,000	7.3%	2,617,000	2,760,000
Golden Triangle	100.0%	Apr 2008	6.0%	8,878,000	9,264,000	7.4%	8,841,000	9,116,000
Groton Shopping Center	100.0%	Oct 2015	6.2%	11,665,000	—	5.3%	12,200,000	—
Halifax Plaza	30.0%	Feb 2010	6.8%	3,830,000	3,920,000	6.8%	3,830,000	3,920,000
Hamburg Commons	100.0%	Oct 2016	6.1%	5,324,000	5,389,000	6.1%	5,324,000	5,389,000
Hudson Discount Drug Mart Plaza	100.0%	Dec 2016	5.7%	2,544,000	2,575,000	5.7%	2,544,000	2,575,000
Jordan Lane	100.0%	Dec 2015	5.5%	13,483,000	13,669,000	5.5%	13,483,000	13,669,000
Kempsville Crossing	100.0%	Aug 2013	5.2%	6,422,000	6,565,000	6.1%	6,148,000	6,239,000
King’s Plaza	100.0%	Jul 2014	6.0%	8,051,000	—	6.0%	8,051,000	—
Liberty Marketplace	100.0%	Jul 2014	5.2%	9,865,000	10,099,000	6.1%	9,391,000	9,546,000
Lodi Discount Drug Mart	100.0%	May 2015	5.2%	2,443,000	2,480,000	5.2%	2,443,000	2,480,000
Long Reach Village	100.0%	Mar 2014	5.7%	4,848,000	4,921,000	5.7%	4,848,000	4,921,000
Loyal Plaza	25.0%	Jun 2011	7.2%	13,021,000	13,204,000	7.2%	13,021,000	13,204,000
McCormick Place (a)	100.0%	Jul 2008	5.2%	—	2,275,000	7.4%	—	2,207,000
McCormick Place (a)	100.0%	Aug 2017	6.1%	2,683,000	—	6.1%	2,683,000	—
Meadows Marketplace	20.0%	Nov 2016	5.6%	10,627,000	10,763,000	5.6%	10,627,000	10,763,000
Mechanicsburg Giant	100.0%	Nov 2014	5.2%	10,205,000	10,456,000	5.5%	10,009,000	10,229,000
Newport Plaza	30.0%	Feb 2010	6.8%	4,909,000	5,018,000	6.8%	4,909,000	5,018,000
Oak Ridge Shopping Center	100.0%	May 2015	5.5%	3,554,000	3,580,000	5.5%	3,554,000	3,580,000
Oakland Mills	100.0%	Jan 2016	5.5%	5,069,000	5,139,000	5.5%	5,069,000	5,139,000
Ontario Discount Drug Mart	100.0%	May 2015	5.2%	2,255,000	2,290,000	5.2%	2,255,000	2,290,000
Parkway Plaza	20.0%	May 2017	5.5%	14,300,000	—	5.5%	14,300,000	—
Pennsboro Commons	20.0%	Mar 2016	5.5%	11,280,000	11,433,000	5.5%	11,280,000	11,433,000
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.0%	4,294,000	4,361,000	5.0%	4,294,000	4,361,000
Pine Grove Plaza	100.0%	Sep 2015	5.0%	5,997,000	6,090,000	5.0%	5,997,000	6,090,000
Polaris Discount Drug Mart	100.0%	May 2015	5.2%	4,602,000	4,672,000	5.2%	4,602,000	4,672,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2007

			Debt Balances
			Financial statement carrying values			Stated contract amounts
	Percent	Maturity	Int.	Dec 31	Dec 31	Int.	Dec 31	Dec 31
Property	Owned	Date	rate	2007	2006	rate	2007	2006

Pondside Plaza	100.0%	May 2015	5.6%	1,193,000	1,210,000	5.6%	1,193,000	1,210,000
Port Richmond Village	100.0%	Apr 2008	7.2%	10,584,000	10,781,000	7.2%	10,584,000	10,781,000
Powell Discount Drug Mart	100.0%	May 2015	5.2%	4,409,000	4,476,000	5.2%	4,409,000	4,476,000
Rite Aid at Massillon	100.0%	Jan 2020	5.0%	1,624,000	1,711,000	7.7%	1,414,000	1,471,000
Scott Town Center	20.0%	Aug 2015	5.5%	8,903,000	—	4.9%	9,174,000	—
Shaw’s Plaza	100.0%	Mar 2014	6.0%	13,937,000	13,895,000	5.6%	14,200,000	14,200,000
Shelby Discount Drug Mart Plaza	100.0%	May 2015	5.2%	2,255,000	2,290,000	5.2%	2,255,000	2,290,000
Shore Mall	100.0%	Aug 2008	5.8%	30,083,000	31,015,000	7.0%	29,835,000	30,390,000
Shore Mall	100.0%	Jan 2009	5.7%	1,987,000	2,408,000	0.0%	2,093,000	2,643,000
Smithfield Plaza	100.0%	Aug 2013	5.2%	3,617,000	3,689,000	6.1%	3,461,000	3,504,000
Spring Meadow Shoppping Center	20.0%	Nov 2014	5.5%	13,176,000	—	5.9%	12,881,000	—
Staples at Oswego	100.0%	May 2015	5.3%	2,320,000	2,354,000	5.3%	2,320,000	2,354,000
Stonehedge Square	20.0%	Jul 2017	6.2%	8,700,000	—	6.2%	8,700,000	—
Suffolk Plaza	100.0%	Aug 2013	5.2%	4,862,000	4,978,000	6.1%	4,655,000	4,732,000
The Point	100.0%	Sep 2012	7.6%	18,175,000	18,566,000	7.6%	18,175,000	18,566,000
Timpany Plaza	100.0%	Jan 2014	5.6%	8,725,000	—	6.1%	8,472,000	—
Townfair Center	100.0%	Mar 2008	6.0%	9,384,000	9,656,000	7.0%	9,373,000	9,556,000
Trexler Mall	100.0%	May 2014	5.4%	22,328,000	22,701,000	5.5%	22,132,000	22,472,000
Virginia Little Creek	100.0%	Aug 2013	5.2%	5,141,000	5,254,000	6.1%	4,921,000	4,993,000
Virginia Little Creek	100.0%	Sep 2021	5.2%	497,000	522,000	8.0%	422,000	438,000
Wal-Mart Center	100.0%	Nov 2015	5.1%	5,991,000	6,081,000	5.1%	5,991,000	6,081,000
Washington Center Shoppes (b)	100.0%	Nov 2007	7.5%	—	5,571,000	7.5%	—	5,571,000
Washington Center Shoppes (b)	100.0%	Dec 2012	5.9%	8,800,000	—	5.9%	8,800,000	—
West Bridgewater	100.0%	Sep 2016	6.5%	10,888,000	—	6.2%	11,000,000	—
Westlake Discount Drug Mart Plaza	100.0%	Dec 2016	5.6%	3,304,000	3,346,000	5.6%	3,304,000	3,346,000
Yorktowne Plaza	100.0%	Jul 2014	6.1%	21,040,000	—	6.0%	21,076,000	—

Total fixed-rate mortgages		6.4 years	5.7%	656,320,000	494,764,000	5.9%	652,165,000	489,195,000

		[weighted average]				[weighted average]
Variable-rate mortgage:
LA Fitness Facility	100.0%	Jan 2008	7.7%	4,754,000	4,839,000

Total variable-rate mortgage		0.1	7.7%	4,754,000	4,839,000

		[weighted average]

Total mortgages		6.4 years	5.7%	661,074,000	499,603,000

		[weighted average]

Secured revolving		Jan 2009
credit facility (c)	100.0%	1.1	6.2%	190,440,000	68,470,000

		[weighted average]

Total debt		5.2	5.8%	$851,514,000	$568,073,000

		[weighted average]
Pro rata share of total debt				$746,024,000	$547,873,000

CEDAR SHOPPING CENTERS, INC.
Debt Summary (Continued)
As of December 31, 2007

Maturity			Secured
schedule	Scheduled	Balloon	revolving
by year	amortization	payments	credit facility (c)	Total

2008	$8,375,000	$62,891,000		$71,266,000
2009	7,606,000	1,542,000	$190,440,000	199,588,000
2010	7,933,000	8,324,000		16,257,000
2011	8,212,000	55,786,000		63,998,000
2012	9,168,000	29,638,000		38,806,000
2013	8,623,000	35,871,000		44,494,000
2014	7,038,000	130,489,000		137,527,000
2015	6,153,000	92,331,000		98,484,000
2016	3,344,000	89,732,000		93,076,000
2017	1,245,000	84,256,000		85,501,000
2018	888,000	965,000		1,853,000
2019	542,000	—		542,000
2020	73,000	—		73,000
2021	32,000	17,000		49,000

	$69,232,000	$591,842,000	$190,440,000	$851,514,000

(a)	Refinanced in July 2007.

(b)	Refinanced in November 2007.

(c)	The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2009.

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
Balance Sheet Information

		As of December 31, 2007
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Homburg	80%	$159,284,980	$(107,038,752)	$(4,113,918)	$52,169,276	$(4,036,966)	$48,132,310
Kimco	70% - 75%	38,229,678	(27,439,112)	1,761,633	9,184,536	3,367,663	12,552,199
Fameco (c)	40%	5,158,480	—	(91,759)	1,048,000	4,018,721	5,066,721

		$202,673,138	$(134,477,864)	$(2,444,044)	$62,401,812	$3,349,418	$65,751,230

		As of September 30, 2007
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Kimco	70% - 75%	$38,463,174	$(27,560,316)	$1,737,453	$9,273,154	$3,367,157	$12,640,311
Fameco (c)	40%	4,570,949	—	(241,054)	1,048,000	3,281,895	4,329,895

		$43,034,123	$(27,560,316)	$1,496,399	$10,321,154	$6,649,052	$16,970,206

		As of June 30, 2007
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Kimco	70% - 75%	$38,596,779	$(27,676,871)	$1,678,478	$9,314,973	$3,283,413	$12,598,386

Fameco (c)	40%	3,435,131	—	—	1,048,000	2,387,131	3,435,131

		As of March 31, 2007
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Kimco	70% - 75%	$38,734,750	$(27,792,275)	$1,596,563	$9,227,348	$3,311,690	$12,539,038

		$38,734,750	$(27,792,275)	$1,596,563	$9,227,348	$3,311,690	$12,539,038

		As of December 31, 2006
			Mortgage	Other assets/
	Partners’	Real estate,	loans	liabilities,	Equity (a)
Joint venture	percent	net	payable	net	Partners	Cedar (b)	Total

Kimco	70% - 75%	$38,900,127	$(27,913,508)	$1,428,219	$9,132,102	$3,282,736	$12,414,838

		$38,900,127	$(27,913,508)	$1,428,219	$9,132,102	$3,282,736	$12,414,838

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
Income Statement Information

		Three months ended December 31, 2007
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (d)	Net income	Regular	Preference	Cedar (b)

Homburg	80%	$1,136,057	$220,002	$33,813	$319,459	$562,783	$438,125	$124,658	$99,726	$—	$24,932
Kimco	70% - 75%	1,438,120	316,804	49,111	258,435	813,770	479,889	333,881	240,654	46,395	46,832
Fameco (c)	40%	—	—	—	—	—	—	—	—	—	—

		$2,574,177	$536,806	$82,924	$577,894	$1,376,553	$918,014	$458,539	$340,380	$46,395	$71,764

		Three months ended September 30, 2007
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (d)	Net income	Regular	Preference	Cedar (b)

Kimco	70% - 75%	$1,419,661	$255,960	$38,620	$256,827	$868,254	$484,819	$383,435	$277,111	$56,089	$50,235
Fameco (c)	40%	—	—	—	—	—	—	—	—	—	—

		$1,419,661	$255,960	$38,620	$256,827	$868,254	$484,819	$383,435	$277,111	$56,089	$50,235

		Three months ended June 30, 2007
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (d)	Net income	Regular	Preference	Cedar (b)

Kimco	70% - 75%	$1,426,169	$307,879	$34,404	$255,667	$828,219	$482,069	$346,150	$250,100	$50,388	$45,662
Fameco (c)	40%	—	—	—	—	—	—	—	—	—	—

		$1,426,169	$307,879	$34,404	$255,667	$828,219	$482,069	$346,150	$250,100	$50,388	$45,662

		Three months ended March 31, 2007
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (d)	Net income	Regular	Preference	Cedar (b)

Kimco	70% - 75%	$1,504,494	$301,486	$34,404	$255,430	$913,174	$467,255	$445,919	$323,731	$70,791	$51,397

		$1,504,494	$301,486	$34,404	$255,430	$913,174	$467,255	$445,919	$323,731	$70,791	$51,397

		Three months ended December 31, 2006
		Property-level operations							Share of property net income
	Partners’		Operating	Cedar	Depreciation/	Operating	Non-op		<<< Partners >>>
Joint venture	percent	Revenues	expenses	mgt. Fees	amortization	income	inc/exp (d)	Net income	Regular	Preference	Cedar (b)

Kimco	70% - 75%	$1,407,606	$303,967	$46,837	$254,654	$802,148	$499,267	$302,881	$217,831	$40,267	$44,783

		$1,407,606	$303,967	$46,837	$254,654	$802,148	$499,267	$302,881	$217,831	$40,267	$44,783

CEDAR SHOPPING CENTERS, INC.
Consolidated Joint Venture Properties
FFO Allocation

			Three months ended December 31, 2007
	Partners’	Cedar’s	Share of FFO (a)
Joint venture	percent	percent	Partners	Cedar (b)	Total

Homburg	80%	20%	$355,293	$88,824	$444,117
Kimco	70% - 75%	25% - 30%	417,884	174,431	592,315
Fameco (c)	40%	60%	—	—	—

			$773,177	$174,431	$592,315

			Three months ended September 30, 2007
	Partners’	Cedar’s	Share of FFO (a)
Joint venture	percent	percent	Partners	Cedar (b)	Total

Kimco	70% - 75%	25% - 30%	$448,782	$191,480	$640,262
Fameco (c)	40%	60%	—	—	—

			$448,782	$191,480	$640,262

			Three months ended June 30, 2007
	Partners’	Cedar’s	Share of FFO (a)
Joint venture	percent	percent	Partners	Cedar (b)	Total

Kimco	70% - 75%	25% - 30%	$425,821	$175,997	$601,818
Fameco (c)	40%	60%	—	—	—

			$425,821	$175,997	$601,818

			Three months ended March 31, 2007
	Partners’	Cedar’s	Share of FFO (a)
Joint venture	percent	percent	Partners	Cedar (b)	Total

Kimco	70% - 75%	25% - 30%	$490,806	$210,544	$701,350

			$490,806	$210,544	$701,350

			Three months ended December 31, 2006
	Partners’	Cedar’s	Share of FFO (a)
Joint venture	percent	percent	Partners	Cedar (b)	Total

Kimco	70% - 75%	25% - 30%	$395,520	$162,014	$557,534

			$395,520	$162,014	$557,534

(a)	The Partners’ and Cedar’s respective shares of equity and FFO, as presented, differ from amounts calculated using the stated ownership percentages because of (1) non-proportionate initial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners. Equity also includes net receivable/payable balances on open account between joint venture and wholly-owned entities.

(b)	Includes limited partners’ share. Cedar’s negative equity in the Homburg joint venture includes the excess of the jont venture partner’s contribution over the underlying net book value of the properties owned prior to their contribution to the joint venture on December 6, 2007.

(c)	The Company has a 60% interest in a consolidated joint venture formed for the construction and development of an estimated 700,000 sq. ft. shopping center in Pottsgrove, PA., and is to receive a preferred rate of return on its investment.

(d)	Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.